MINING INTERESTS	12 Months Ended
Dec. 31, 2025
Disclosure of mining interests [abstract]
MINING INTERESTS [Text Block]

16. MINING INTERESTS

Mining interests primarily consist of acquisition, development, exploration and exploration potential costs directly related to the Company's operations and projects. Upon commencement of commercial production, mining interests for producing properties are depleted on a units-of-production basis over the estimated economic life of the mine. In applying the units of production method, depletion is determined using quantity of material extracted from the mine in the period as a portion of total quantity of material, based on reserves and resources, considered to be highly probable to be economically extracted over the life of mine plan.

The Company's mining interests are comprised of the following:

	December 31,	December 31,
	2025	2024
Depletable properties	$1,852,627	$779,890
Non-depletable properties (exploration and evaluation costs, exploration potential)	827,421	254,632
	$2,680,048	$1,034,522

Depletable properties are allocated as follows:

						Non-
				La	Jerritt	producing
Depletable properties	Santa Elena	Los Gatos	San Dimas	Encantada	Canyon	Properties(1)	Total
Cost
At December 31, 2023	$183,123	$-	$365,472	$128,879	$486,665	$212,990	$1,377,129
Additions	21,599	-	29,628	2,927	-	-	54,154
Change in decommissioning liabilities	(1,302)	-	(2,346)	(1,362)	6,165	(2,100)	(945)
Transfer from non-depletable properties	2,179	-	-	1,702	-	-	3,881
At December 31, 2024	$205,599	$-	$392,754	$132,146	$492,830	$210,889	$1,434,218
Additions	11,366	32,188	24,866	6,214	-	-	74,634
Change in decommissioning liabilities	495	(322)	980	1,238	3,239	1,957	7,587
Acquisition of Gatos (Note 4)	-	1,122,262	-	-	-	-	1,122,262
Transfer from non-depletable properties	35,393	-	4,386	1,202	-	-	40,981
At December 31, 2025	$252,853	$1,154,128	$422,986	$140,800	$496,069	$212,846	$2,679,682

Accumulated depletion, amortization and impairment
At December 31, 2023	($60,000)	$-	($137,530)	($106,698)	($136,161)	($150,424)	($590,813)
Depletion and amortization	(23,866)	-	(33,567)	(6,082)	-	-	(63,515)
At December 31, 2024	($83,866)	$-	($171,097)	($112,780)	($136,161)	($150,424)	($654,328)
Depletion and amortization	(23,202)	(116,590)	(37,676)	(5,844)	-	-	(183,312)
Reversal of impairment (Note 15)	-	-	-	-	-	10,585	10,585
At December 31, 2025	($107,068)	($116,590)	($208,773)	($118,624)	($136,161)	($139,839)	($827,055)

Carrying values
At December 31, 2024	$121,733	$-	$221,657	$19,366	$356,669	$60,466	$779,890
At December 31, 2025	$145,785	$1,037,538	$214,213	$22,176	$359,908	$73,007	$1,852,627

(1) Non-producing properties include the San Martin and Del Toro mines. During the year, the Company announced that it has entered into a definitive agreement to sell its 100%-owned, past-producing Del Toro Silver Mine (Note 15).

Non-depletable properties costs are allocated as follows:

						Non-
Non-depletable	Santa			La	Jerritt	producing	Exploration	Springpole
properties	Elena	Los Gatos	San Dimas	Encantada	Canyon	Properties(1)	Projects(2)	Stream	Total
At December 31, 2023	$50,483	$-	$24,696	$4,461	$82,645	$14,404	$23,973	$11,856	$212,519
Exploration and evaluation expenditures	18,725	-	16,022	1,953	8,472	471	351	-	45,994
Transfer to depletable properties	(2,179)	-	-	(1,702)	-	-	-	-	(3,881)
At December 31, 2024	$67,029	$-	$40,718	$4,712	$91,117	$14,875	$24,324	$11,856	$254,632
Exploration and evaluation expenditures	25,221	12,759	17,496	2,478	7,986	451	495	4,153	71,039
Acquisition of Gatos (Note 4)	-	536,427	-	-	-	-	-	-	536,427
Reversal of impairment (Note 15)						6,304			6,304
Transfer to depletable properties	(35,393)	-	(4,386)	(1,202)	-	-	-	-	(40,981)
At December 31, 2025	$56,857	$549,186	$53,828	$5,988	$99,103	$21,630	$24,819	$16,009	$827,421

(1) Non-producing properties include the San Martin and Del Toro mines. During the year, the Company announced that it has entered into a definitive agreement to sell its 100%-owned, past-producing Del Toro Silver Mine (Note 15).

(2) Exploration projects include the La Luz, Los Amoles, Jalisco Group of Properties and Jimenez del Tuel projects.

(a) Santa Elena Silver/Gold Mine, Sonora State, Mexico

The Santa Elena mine is subject to a gold streaming agreement with Royal Gold, which requires the Company to sell to Royal Gold 20% of its gold production over the life-of-mine from its leach pad and underground operations. The selling price to Royal Gold is the lesser of the prevailing market price or $450 per ounce, subject to a 1% annual inflation adjustment. During the year ended December 31, 2025, the Company delivered zero ounces (December 31, 2024 - 47 ounces) of gold to Royal Gold.

The Ermitaño mine has a net smelter return ("NSR") royalty agreement with Orogen Royalties Inc. that provides them with a 2% NSR royalty of production. In addition, there is an underlying NSR royalty where Osisko Gold Royalties Ltd. retains a 2% NSR royalty from the sale of mineral products extracted from the Ermitaño property. During the year ended December 31, 2025, the Company has incurred $14.0 million (December 31, 2024 - $11.3 million) in NSR royalty payments in connection with production from Ermitaño.

(b) Los Gatos Silver Mine, Chihuahua State, Mexico

Following the acquisition, the Company now holds a 70% interest in the Los Gatos underground mine in Chihuahua, Mexico. The remaining 30% is owned by a non-controlling partner. The Los Gatos Silver Mine produces zinc and lead concentrates, both of which contain payable silver, as well as gold in its concentrate form. Zinc and lead contribute approximately 75% and 25% of total revenues, respectively.

The Los Gatos Silver Mine is subject to the terms of an exploration, exploitation and unilateral promise of assignment of rights agreement with La Cuesta International S.A. de C.V. ("La Cuesta") dated May 4, 2006. The Los Gatos Silver Mine is required to pay a production royalty to La Cuesta of a) 2% net smelter return on production from the concession until all payments reach $10 million and b) 0.5% net smelter return on production from the concession after total payments have reached $10 million and c) 0.5% net smelter return on production from other property within a one-kilometer boundary of the Los Gatos Silver Mine. The agreement has no expiration date; however, Gatos may terminate the agreement upon a 30-day notice. During the year ended December 31, 2025, the Company has incurred $0.7 million (December 31, 2024 - $nil) in NSR royalty payments in connection with production from Los Gatos.

(c) San Dimas Silver/Gold Mine, Durango State, Mexico (continued)

The San Dimas Mine is subject to a gold and silver streaming agreement with WPMI which entitles WPMI to receive 25% of the gold equivalent production (based on a fixed exchange ratio of 70 silver ounces to 1 gold ounce) at San Dimas in exchange for ongoing payments equal to the lesser of $600 (subject to a 1% annual inflation adjustment commencing in May 2019) and the prevailing market price for each gold ounce delivered. Should the average gold to silver ratio over a six-month period exceed 90:1 or fall below 50:1, the fixed exchange ratio would be increased to 90:1 or decreased to 50:1, respectively. The fixed gold to silver exchange ratio as of December 31, 2025, was 70:1.

During the year ended December 31, 2025, the Company delivered 31,539 ounces (December 31, 2024 - 28,746 ounces) of gold to WPMI at $641 per ounce (December 31, 2024 - $635 per ounce).

(d) La Encantada Silver Mine, Coahuila State, Mexico

In December 2022, the Company sold a portfolio of its existing royalty interests to Metalla Royalty and Streaming Limited. Under the terms of the agreement, the Company is required to pay a 100% gross value royalty on the first 1,000 ounces of gold produced annually from the La Encantada property. For the year ended December 31, 2025, the Company has incurred $0.3 million (December 31, 2024 - $0.4 million) in royalty payments from gold production at La Encantada.

(e) Jerritt Canyon Gold Mine, Nevada, United States

The Jerritt Canyon Mine is subject to a 0.75% NSR royalty on production of gold and silver from the Jerritt Canyon mines and processing plant. The royalty is applied, at a fixed rate of 0.75%, against proceeds from gold and silver products after deducting treatment, refining, transportation, insurance, taxes and levies charges.

The Jerritt Canyon Mine is also subject to a 2.5% to 5% NSR royalty relating to the production of gold and silver within specific boundary lines at certain mining areas. The royalty is applied, at a fixed rate of 2.5% to 5.0%, against proceeds from gold and silver products.

For the year ended December 31, 2025, the Company has incurred $nil in royalty payments from gold production at Jerritt Canyon (December 31, 2024 - $nil).

(f) Springpole Silver Stream, Ontario, Canada

In July 2020, the Company completed an agreement with First Mining Gold Corp. ("First Mining") to purchase 50% of the life-of-mine payable silver produced from the Springpole Gold Project (the "Springpole Silver Stream"), a development-stage gold project located in Ontario, Canada. First Majestic agreed to pay First Mining consideration of $22.5 million in cash and shares, in three milestone payments, for the right to purchase silver at a price of 33% of the silver spot price per ounce, to a maximum of $7.50 per ounce (subject to annual inflation escalation of 2%, commencing at the start of the third anniversary of production). Commencing its production of silver, First Mining must deliver 50% of the payable silver which it receives from the off taker within five business days of the end of each quarter.

The transaction consideration paid and payable by First Majestic is summarized as follows:

• The first payment of $10.0 million, consisting of $2.5 million in cash and $7.5 million in First Majestic common shares (805,698 common shares), was paid to First Mining on July 2, 2020;

• The second payment of $7.5 million, consisting of $3.75 million in cash and $3.75 million in First Majestic common shares (287,300 common shares), was paid on January 21, 2021 upon the completion and public announcement by First Mining of the results of a Pre-Feasibility Study for Springpole; and

• The third payment of $5.0 million was originally scheduled to be made as a combination of cash and First Majestic common shares. On March 13, 2025, the Company signed an amendment agreement (the "Amended Springpole Stream Agreement") to the original streaming agreement for the Springpole property (the "Springpole Stream Agreement") among the Company, Gold Canyon Resources Inc. (a wholly-owned subsidiary of First Mining) and First Mining to accelerate the final tranche payment owed by the Company under the Springpole Stream Agreement, and to make such final payment a cash only payment of $5 million (previously, this final payment was to be a combination of cash and Common Shares), payable by the Company by March 31, 2025. The Company made this final payment to First Mining prior to March 31, 2025.

In connection with the Springpole Stream Agreement, First Mining also granted First Majestic 32.1 million common share purchase warrants of First Mining (the "First Mining Warrants") that entitle the Company to purchase one common share of First Mining at CAD$0.40 expiring July 2, 2025. The fair value of the warrants was measured at $5.7 million using the Black-Scholes option pricing model.

Under the Amended Springpole Stream Agreement, First Mining agreed to extend the expiry date of the First Mining Warrants to March 31, 2028 and to amend the exercise price to CAD$0.20. The fair value of the warrants was measured at $0.8 million using the Black-Scholes option pricing model, with fair value adjustments going through profit and loss.

On December 16, 2025, the Company exercised all of its First Mining Warrants at the exercise price of CAD$0.20 for a total cash payment of $4.7 million, and as a result, the Company received 32.1 million common shares of First Mining.

First Mining has the right to repurchase 50% of the silver stream from First Majestic for $22.5 million at any time prior to the commencement of production at Springpole, and if such a repurchase takes place, the Company will be left with a reduced silver stream of 25% of life-of-mine payable silver production from Springpole. First Mining is a related party with two independent board members who are also directors and/or officers of First Majestic.